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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 8, 2004

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                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

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          Maryland                       0-5127                52-0898572
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(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)
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           Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
               (Address of principal executive offices) (Zip Code)

                                 (410) 237-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

      This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

      On June 8, 2004, the registrant issued a press release announcing a quarterly cash dividend. A copy of the release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, and Exhibits.

      (c)   Exhibits.

            99    Press Release


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Mercantile Bankshares Corporation
                                                  (Registrant)

Date: June 8, 2004

                                           /s/ Terry L. Troupe
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                                           Terry L. Troupe
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

            Exhibit No.         Description
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            99                  Press Release


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